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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the caption "Financial Highlights" in each Prospectus and "Independent Auditors" and "Financial Statements" in each Statement of Additional Information of Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund, Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford Midcap Value HLS Fund and Hartford Value HLS Fund (thirteen portfolios of the Hartford Series Fund, Inc.) in Post-Effective Amendment Number 20 to the Registration Statement (Form N-1A, No. 333-45431); Hartford Advisers HLS Fund in Post-Effective Amendment Number 28 to the Registration Statement (Form N-1A, No. 2-81647); Hartford Bond HLS Fund in Post-Effective Amendment Number 27 to the Registration Statement (Form N-1A, No. 2-81650); Hartford Capital Appreciation HLS Fund in Post-Effective Amendment Number 28 to the Registration Statement (Form N-1A, No. 2-89794); Hartford Dividend and Growth HLS Fund in Post-Effective Amendment Number 14 to the Registration Statement (Form N-1A, No. 33-72572); Hartford Global Advisers HLS Fund in Post-Effective Amendment Number 12 to the Registration Statement (Form N-1A, No. 33-84950); Hartford Index HLS Fund in Post-Effective Amendment Number 24 to the Registration Statement (Form N-1A, No. 33-12278); Hartford International Opportunities HLS Fund in Post-Effective Amendment Number 19 to the Registration Statement (Form N-1A, No. 33-33756); Hartford MidCap HLS Fund in Post-Effective Amendment Number 11 to the Registration Statement (Form N-1A, No. 333-25253); Hartford Money Market HLS Fund in Post-Effective Amendment Number 30 to the Registration Statement (Form N-1A, No. 2-81648); Hartford Mortgage Securities HLS Fund in Post-Effective Amendment Number 27 to the Registration Statement (Form N-1A, No. 2-94211); Hartford Small Company HLS Fund in Post-Effective Amendment Number 12 to the Registration Statement (Form N-1A, No. 333-01551); and Hartford Stock HLS Fund in Post-Effective Amendment Number 40 to the Registration Statement (Form N-1A, No. 2-57609) (collectively, the Hartford Series Fund, Inc.) and to the incorporation by reference of our reports dated February 5, 2003 included in the December 31, 2002 Annual Reports to Shareholders of Hartford Series Fund, Inc.



                                                          /s/ ERNST & YOUNG LLP
                                                          ---------------------
                                                          ERNST & YOUNG LLP


Boston, Massachusetts
April 24, 2003